Summary Prospectus	July 28, 2010
as revised October 5, 2010
Invesco Van Kampen Asset Allocation Conservative Fund

Class: A (VACAX), B (VACBX), C (VACCX), Y (VACIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.invesco.com/prospectus/. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated July 28, 2010, as revised October 5, 2010 are all incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the Web site, phone number or e-mail address noted above.

Investment Objective
The Fund’s investment objective is to seek a high level of long-term total return, consistent with a low level of risk.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information—Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares—Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)

Class:	A	B	C	Y

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class:	A	B	C	Y

Management Fees	0.15%	0.15%	0.15%	0.15%

Distribution and/or Service (12b-1) Fees	0.25	1.00	1.00	None

Other Expenses[1]	0.37	0.37	0.37	0.37

Acquired Fund Fees and Expenses[1]	0.78	0.78	0.78	0.78

Total Annual Fund Operating Expenses[1]	1.55	2.30	2.30	1.30

Fee Waiver[2]	0.37	0.37	0.37	0.37

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.18	1.93	1.93	0.93

1	“Other Expenses,” “Acquired Fund Fees and Expenses” and “Total Annual Fund Operating Expenses” are based on estimated amounts for the current fiscal year.
2	The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding certain items discussed below) of Class A shares to 0.40%, Class B shares to 1.15%, Class C shares to 1.15% and Class Y shares to 0.15% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are also excluded in determining such obligation. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$664	$942	$1,280	$2,233

Class B	696	946	1,361	2,388

Class C	296	646	1,161	2,577

Class Y	95	337	640	1,501

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years

Class A	$664	$942	$1,280	$2,233

Class B	196	646	1,161	2,388

Class C	196	646	1,161	2,577

Class Y	95	337	640	1,501

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These

1        Invesco Van Kampen Asset Allocation Conservative Fund

VK-AACOMBO-C-SUMPRO-1

costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The portfolio turnover rate of the Van Kampen Asset Allocation Conservative Fund (the predecessor fund) for its most recent fiscal year was 41% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund is designed to allocate its portfolio of investments among different asset classes to achieve its investment objective. The Fund’s overall target asset allocation weighting is as follows:

Equity Allocation		Fixed Income Allocation
Target	Range	Target	Range

40%	30%-50%	60%	50%-70%

The Fund is a fund of funds, meaning that it seeks to achieve its investment objective by investing in shares of other funds advised by Invesco Advisers, Inc. (the Adviser), the Fund’s investment adviser (collectively, the Underlying Funds). Each Fund is a non-diversified fund, investing only in the Underlying Funds, exchange traded funds (ETFs), government securities and cash. Generally, a non-diversified fund invests a greater portion of its assets in a more limited number of issuers than a diversified fund. Each Underlying Fund has its own investment objective and principal investment strategy and invests in varying percentages of equity securities and/or fixed income securities. The Adviser decides which securities to purchase and sell for such Underlying Fund. Schedule I to this prospectus contains a list of those Underlying Funds currently available for investment by the Fund. From time to time the Adviser may select new or different Underlying Funds other than those listed in Schedule I without prior approval of or prior notice to shareholders. The Fund is not required to invest in any single Underlying Fund or in all of the Underlying Funds. There is no minimum percentage in which the Fund must invest in any Underlying Fund, however, the Fund may not invest more than 50% of its assets in any one Underlying Fund.

The Adviser utilizes a multi-factor approach to asset allocation based on the Adviser’s analysis of macroeconomic trends and asset class valuations. Subject to the target asset allocation weighting for the Fund, the Adviser makes further allocation decisions by asset class based on various factors including, among other things: for equities, considering growth or value styles, market capitalizations (large, medium and/or small equity capitalizations) and income generation potential; and for fixed income, considering maturities, sectors and credit qualities. Subject to the target asset allocation weighting for the Fund, the Adviser monitors the Fund’s asset allocation and the selection of Underlying Funds and makes adjustments as market conditions warrant, in its discretion. In monitoring the Fund’s asset allocation, the Adviser rebalances the Fund’s investments to bring it back within its target asset allocation weighting whenever its investments are outside the ranges specified above. In addition, the Fund may invest directly in government securities and cash equivalents for liquidity and when the Adviser believes market conditions so warrant.

The Fund generally will sell an Underlying Fund when the Adviser believes that another Underlying Fund would be more appropriate to help achieve the Fund’s investment objective or to rebalance back to target weightings. The Fund may also invest up to 10% of its total assets in affiliated or unaffiliated ETFs. An ETF is a security that tracks an index, a commodity or a basket of assets, but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold.

The Fund may change its target asset allocation weightings and the Underlying Funds without prior approval of or prior notice to shareholders.

Effective November 29, 2010, the preceding disclosure under the heading “Principal Investment Strategies of the Fund” will be replaced by the following:

The Fund is a “fund of funds,” and invests its assets in other underlying mutual funds advised by Invesco Advisers, Inc. (Invesco and/or the Adviser) and exchange-traded funds (ETFs) advised by Invesco PowerShares Capital Management LLC (PowerShares Capital) or other unaffiliated advisers (collectively, the Underlying Funds). Invesco and PowerShares Capital are affiliates of each other as they are both indirectly and wholly-owned subsidiaries of Invesco Ltd. The Fund’s target allocation is to invest approximately 32% of its total assets in Underlying Funds that invest primarily in equity securities, approximately 54.5% of its total assets in Underlying Funds that invest primarily in fixed-income securities and approximately 13.5% of its total assets in alternative asset classes and investment strategies which may include commodities.

The Underlying Funds may also invest in investments with economic characteristics similar to an Underlying Fund’s direct investments, including derivatives, ETFs and American Depositary Receipts. These derivatives and other investments may have the effect of leveraging an Underlying Fund’s portfolio.

Approximately 16.1% of the assets that are invested will be allocated to Underlying Funds that invest primarily in foreign securities. Approximately 4% of the assets that are invested in alternative classes will be allocated to Underlying Funds that invest primarily in commodities. The Fund may also invest up to 20% of its total assets in affiliated or unaffiliated ETFs. An ETF is a security that tracks an index, a commodity or a basket of assets, but trades like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold.

The Adviser uses a three-step process to create the Fund’s portfolio including: (1) a strategic asset allocation by the Adviser among broad asset classes; (2) the actual selection by the Adviser of Underlying Funds to represent the broad asset classes and the determination by the Adviser of target weightings in these Underlying Funds; in the case where there are multiple funds in a broad asset class, the manager attempts to balance the amount of active risk contributed by each Fund in order to determine the allocation; and (3) the ongoing monitoring of a Fund’s asset class allocations, Underlying Funds and target weightings.

The Adviser rebalances the Fund’s investments in the Underlying Funds on a quarterly basis to keep them within their target weightings and has the ability to rebalance on a more frequent basis if it believes it is appropriate to do so. The Adviser may change the Fund’s asset class allocations, the Underlying Funds or the target weightings in the Underlying Funds without shareholder approval.

Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:

Allocation Risk. The Fund’s ability to achieve its investment objective depends upon the Adviser’s analysis of macroeconomic trends and asset class valuations and its ability to select the appropriate mix of Underlying Funds. The Adviser’s evaluations and assumptions regarding macroeconomic trends, asset class valuations and selected Underlying Funds may be incorrect in view of actual market conditions.

Risks of Investing in the Underlying Funds. Each of the Underlying Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Underlying Funds’ shares and therefore the value of the Fund’s investments. In addition, there is no guarantee that the Underlying Funds will achieve each of their investment objectives or that the Underlying Funds will not change their investment objectives without the approval of the Fund. In addition, the Fund will bear its proportionate share of the expenses of the Underlying Funds. In selecting among the Underlying Funds (which also advised by the Adviser), the Adviser is subject to the potential conflict of interest presented because the fees paid by some Underlying Funds to the Adviser are higher than the fees paid by other Underlying Funds.

Non-Diversified Fund Risks. A non-diversified fund generally is subject to greater risk than a diversified fund because changes in the financial

2        Invesco Van Kampen Asset Allocation Conservative Fund

condition or market assessment of a single issuer may cause greater fluctuations in the value of such non-diversified funds’ shares.

Exchange-Traded Funds Risks. An investment by the Fund or an Underlying Fund in ETFs generally presents the same primary risks as an investment in a mutual fund. ETFs may be subject to the following risks: (1) a discount of the ETF’s shares to its net asset value; (2) failure to develop an active trading market for the ETF’s shares; (3) the listing exchange halting trading of the ETF’s shares; (4) failure of the ETF’s shares to track the referenced index; and (5) holding troubled securities in the referenced index. ETFs may involve duplication of management fees and certain other expenses, as the Fund or an Underlying Fund indirectly bears its proportionate share of any expenses paid by the ETFs in which it invests. Further, certain of the ETFs in which the Fund or an Underlying Fund may invest are leveraged. The more the Fund or an Underlying Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments.

Market Risk. Market risk is the possibility that the market values of securities owned by a fund will decline. Investments in common stocks and other equity securities generally are affected by changes in the stock markets. Investments in fixed income securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among securities with longer maturities. The value of a convertible security tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying equity security. U.S. government securities, which, while backed by the U.S. government, are not guaranteed against declines in their market values. Mortgage-related securities may be more susceptible to further price declines than traditional fixed income securities in periods of rising interest rates and may have less price benefit than traditional fixed income securities in periods of declining interest rates.

Capitalization Risk. During an overall stock market decline, stock prices of small- or medium-capitalization companies (which certain Underlying Funds may emphasize) often fluctuate more and may fall more than stock prices of larger-capitalization companies. Stocks of small- and medium-capitalization have sometimes gone through extended periods of outperformance and underperformance relative to larger-capitalization companies.

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Securities rated BBB by Standard & Poor’s (S&P) or Baa by Moody’s Investors Service, Inc. (Moody’s) are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations, which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated BB or lower by S&P or Ba or lower by Moody’s or unrated securities of comparable quality are commonly referred to as junk bonds. Lower grade securities are considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal and may have less liquidity and a higher incidence of default than investments in higher-grade securities.

Call/Prepayment Risk. If interest rates fall, it is possible that issuers of callable securities held by the Underlying Funds will call or prepay their securities before their maturity dates. In this event, the proceeds from the called or prepaid securities would most likely be reinvested by the Underlying Funds in securities bearing new, lower interest rates, resulting in a possible decline in the Underlying Fund’s income and distributions to shareholders. Mortgage-related securities are especially sensitive to call or prepayment risk because borrowers often refinance their mortgages when interest rates drop.

Debt Securities Risk. The Underlying Funds may invest in debt securities that are affected by changing interest rates and changes in their effective maturities and credit quality.

Extension Risk. The prices of fixed income securities tend to fall as interest rates rise. For mortgage-related securities, if interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of the securities and lengthen their durations.

Foreign Risks. The risks of investing in securities of foreign issuers, including emerging market issuers, can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in securities regulation and trading, and foreign taxation issues.

Risks of Investing in REITs and Foreign Real Estate Companies. Investing in REITs and foreign real estate companies makes a fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general and may involve duplication of management fees and other expenses. REITs and foreign real estate companies may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets.

Risks of Derivatives. Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the instruments may not be liquid.

Active Trading Risk. Certain Underlying Funds may engage in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

Cash/Cash Equivalent Risk. Holding cash or cash equivalents may negatively affect performance.

Commodity Risk. Certain of the Underlying Funds will invest in commodities through a wholly-owned subsidiary of that Underlying Fund organized under the laws of the Cayman Islands (the Subsidiary). Investment exposure to the commodities markets and/or a particular sector of the commodities markets, may subject the Underlying Fund and the Subsidiary to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Because certain of the Underlying Fund’s and the Subsidiary’s performance is linked to the performance of potentially volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of an Underlying Fund shares.

Concentration Risk. To the extent an Underlying Fund invests a greater amount in any one sector or industry, the Underlying Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Underlying Fund if conditions adversely affect that sector or industry.

Convertible Securities Risk. An Underlying Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

Counterparty Risk. Many of the instruments that an Underlying Fund expects to hold may be subject to the risk that the other party to a contract will not fulfill its contractual obligations.

Developing Markets Securities Risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private

3        Invesco Van Kampen Asset Allocation Conservative Fund

assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

High Yield Bond (Junk Bond) Risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

Industry Focus Risk. To the extent an Underlying Fund invests in securities issued or guaranteed by companies in the banking and financial services industries, the Underlying Fund’s performance will depend on the overall condition of those industries, which may be affected by the following factors: the supply of short-term financing; changes in government regulation and interest rates; and overall economy.

Interest Rate Risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

Leverage Risk. Leverage created from borrowing or certain types of transactions or instruments, including derivatives, may impair an Underlying Fund’s liquidity, cause it to liquidate positions at an unfavorable time, increase volatility or otherwise not achieve its intended objective.

Limited Number of Holdings Risk. An Underlying Fund may invest a large percentage of its assets in a limited number of securities or other instruments, which could negatively affect the value of the Fund.

Liquidity Risk. An Underlying Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

Management Risk. The investment techniques and risk analysis used by the Fund’s and the Underlying Funds’ portfolio managers may not produce the desired results.

Reinvestment Risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.

Short Sales Risk. Short sales may cause an Underlying Fund to repurchase a security at a higher price, causing a loss. As there is no limit on how much the price of the security can increase, the Underlying Fund’s exposure is unlimited.

Small- and Mid-Capitalization Risk. Stocks of small and mid sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

Subsidiary Risk. By investing in the Subsidiary, certain of the Underlying Funds are indirectly exposed to risks associated with the Subsidiary’s investments, including derivatives and commodities. Because the Subsidiary is not registered under the Investment Company Act of 1940, certain of the Underlying Funds, as sole investors in the Subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the United States and/or the Cayman Islands, under which the Underlying Fund and the Subsidiary, respectively, are organized, could result in the inability of the Underlying Fund and/or the Subsidiary to operate as described in the Underlying Fund’s Prospectus and could negatively affect the Underlying Fund and its shareholders.

Tax Risk. If the Internal Revenue Service (IRS) were to change its position, as set out in a number of private letter rulings (which an Underlying Fund may not cite as precedent), such that an Underlying Fund’s income from the Subsidiary and commodity-linked notes is not “qualifying income,” the Underlying Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Underlying Fund’s Board may authorize a significant change in investment strategy or Fund liquidation.

U.S. Government Obligations Risk. An Underlying Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Underlying Fund’s ability to recover should they default.

Effective November 29, 2010, the following risks are added:

Commodity-Linked Notes Risk. An Underlying Fund’s investments in commodity-linked notes may involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to risks associated with the underlying commodities, they may be subject to additional special risks, such as the lack of a secondary trading market and temporary price distortions due to speculators and/or the continuous rolling over of futures contracts underlying the notes. Commodity-linked notes are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with an Underlying Fund.

Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Market Trading. Risk is inherent in all investing. An investment in certain Underlying Funds that are ETFs involves risks similar to those of investing in any fund of fixed-income securities traded on exchanges. You should anticipate that the value of the shares will decline, more or less, in correlation with any decline in value of the underlying index of certain underlying ETFs.

Non-Correlation Risk. An Underlying Fund’s return may not match the return of the underlying index of certain underlying ETFs for a number of reasons. For example, an Underlying Fund incurs operating expenses not applicable to the underlying index of certain underlying ETFs, and incurs costs in buying and selling securities, especially when rebalancing the Underlying Fund’s securities holdings to reflect changes in the composition of the underlying index of certain underlying ETFs. In addition, the performance of an Underlying Fund and the underlying index of certain underlying ETFs may vary due to asset valuation differences and differences between an Underlying Fund’s portfolio and the underlying index of certain underlying ETFs resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, certain Underlying Funds are not “actively” managed. That is, the Underlying Fund does not utilize an investing strategy that seeks returns in excess of the underlying index of an underlying ETF. Therefore, it would not necessarily sell a security unless that security is removed from the underlying index of certain underlying ETFs.

Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund’s performance to that of a broad-based securities market benchmark and a style specific benchmark with investment objectives and strategies similar to the Fund. The Fund’s (and the predecessor fund’s) past performance (before and after taxes) is not necessarily an indication of its future performance.

The returns shown are those of the Class A, Class B, Class C and Class I shares of the predecessor fund. The predecessor fund was advised by Van Kampen Asset Management. Class A, Class B, Class C and Class I shares of the predecessor fund were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of the Fund on June 1, 2010. Class A, Class B, Class C and Class Y shares’ returns of the Fund will be different from the predecessor fund as they have different expenses. Performance for Class A and Class B shares has been restated to reflect the Fund’s applicable sales charge. Year-to-date returns include returns of the Fund for periods ending on and after June 1, 2010.

4        Invesco Van Kampen Asset Allocation Conservative Fund

Updated performance information is available on the Fund’s Web site at www.invesco.com/us.

Annual Total Returns

Class A shares year-to-date (ended June 30, 2010): (0.29)%
Best Quarter (ended June 30, 2009): 11.89%
Worst Quarter (ended December 31, 2008): (9.51%)

Average Annual Total Returns (for the periods ended December 31, 2009)

	1	Since
	Year	Inception

Class A: Inception (09/25/06)
Return Before Taxes	14.69%	0.08%
Return After Taxes on Distributions	13.74	(0.96)
Return After Taxes on Distributions and Sale of Fund Shares	9.56	(0.49)

Class B: Inception (09/25/06)	15.39	0.14

Class C: Inception (09/25/06)	19.48	1.03

Class Y: Inception (09/25/06)	21.69	2.08

Barclays Capital U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes): Inception (09/30/06)	5.93	5.97

Custom Invesco VK Asset Allocation Conservative Index (pre-09/30/10) (reflects no deductions for fees, expenses or taxes): Inception (09/30/06)	15.07	2.78

Custom Invesco VK Asset Allocation Conservative Index (post-09/30/10) (reflects no deductions for fees, expenses or taxes): Inception (09/30/06)	15.07	2.78

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.

Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (the Adviser).

Portfolio Managers	Title	Length of Service on the Fund

Mark Ahnrud	Portfolio Manager	2010

Chris Devine	Portfolio Manager	2010

Scott Hixon	Portfolio Manager	2010

Christian Ulrich	Portfolio Manager	2010

Scott Wolle	Portfolio Manager	2010

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser, through our Web site at www.invesco.com/us, by mail to Invesco Investment Services, Inc.,
P.O. Box 4739, Houston, Texas 77210-4739, or by telephone at 800-959-4246.

The minimum investments for Class A, B, C and Y shares for Fund accounts are as follows:

	Initial Investment	Additional Investments
Type of Account	Per Fund	Per Fund

Asset or fee-based accounts managed by your financial adviser	None	None

Eligible employee benefit plans, SEP, SARSEP and SIMPLE IRA plans	None	None

IRAs, Roth IRAs and Coverdell ESA accounts if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs, Roth IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5        Invesco Van Kampen Asset Allocation Conservative Fund

invesco.com/us  VK-AACOMBO-C-SUMPRO-1

Summary Prospectus Supplement dated October 5, 2010
The purpose of this mailing is to provide you with changes to the current Summary Prospectus for Class A, B, C and Y shares for the Fund listed below:
Invesco Van Kampen Asset Allocation Conservative Fund
Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Any investment received by a Fund on or after this date that is intended for Class B or Class B5 shares will be rejected.
Shareholders with investments in Class B or Class B5 shares may continue to hold such shares until they convert to Class A or Class A5 shares, respectively. However, no additional investments will be accepted in Class B or Class B5 shares on or after November 30, 2010. Dividends and capital gain distributions may continue to be reinvested in Class B or Class B5 shares until their conversion dates. In addition, shareholders invested in Class B or Class B5 shares will be able to exchange those shares for Class B or Class B5 shares, respectively, of other Invesco Funds offering such shares until they convert.
VK-AAC-SUMSUP-1 100510